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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06151


                             Pioneer Europe Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2002 through October 31, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREOWNERS.


================================================================================

                                     PIONEER
                                     -------
                                     EUROPE
                                      FUND

                                     Annual
                                     Report

                                    10/31/03

                                 [LOGO] PIONEER
                                   Investments

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                      1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            8

Schedule of Investments                                                   12

Financial Statements                                                      18

Notes to Financial Statements                                             27

Report of Independent Auditors                                            34

Trustees, Officers and Service Providers                                  35

Programs and Services for Pioneer Shareowners                             42

Retirement Plans for Pioneer                                              44

Pioneer Europe Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 10/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The stock market rally that began last spring extended into late summer as signs of an economic recovery accumulated. Gross domestic product, a tally of all goods and services produced in the United States, expanded, thanks to increased personal consumption, housing and business spending, low short-term interest rates and lower taxes on individuals. While broader market indicators managed small gains, the NASDAQ Composite rose sharply in the third quarter as investors sensed that companies might soon boost technology outlays. September's dip in consumer expectations linked to slow job creation, plus cutbacks in OPEC oil production, drove markets off their highest levels. Investors also kept an eye on the news, as U.S. troops came under daily fire in Iraq and tensions elsewhere remained.

As the economy appeared to strengthen, investors who had sought safety in U.S. Treasury issues grew less risk-averse. As a result, corporate bonds moved broadly higher and the Treasury bond rally stalled. Some of the biggest gains were recorded among lower-- rated, high-yield bonds whose issuers often depend on a strong economy to boost earnings. Bonds in emerging and developed markets also did well, as economies stabilized and currencies rose against the slumping U.S. dollar.

Stocks and bonds, bonds and stocks

Over the past few years, investor sentiment has swung from stocks to bonds and back again, from U.S. government securities to corporate and international issues. Each sector has spent time in the spotlight or backstage, delivering periods of stronger or weaker performance relative to one another.

With sectors constantly moving in and out of favor, how can you increase your chances of holding investments that are performing well? By owning several kinds of securities, not just one or two. Through a process called asset allocation, you can create an investment mix that reflects your needs, taking into account such factors as your age, your financial goals and their timing, and, of course, your comfort level where risk is concerned.

Asset allocation is only one area in which a qualified investment professional can serve you well. Ask your advisor to review how shifting markets may have affected your asset allocation recently. And if you've never thought about asset allocation before, now is the best time to start.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

[BEGINNING CALLOUT]

Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments U.S.A. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."

[END CALLOUT]

Respectfully,

/s/ Osbert Hood
---------------
Osbert Hood, President and Chief Executive Officer
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[BEGINNING PIE CHART]

International Common Stocks     99%
Preferred International Stocks   1%

[END PIE CHART]

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[BEGINNING LINE CHART]

United Kingdom 34.8%          Italy 2.6%
France 17.6%                  Finland 2.5%
Germany 12.0%                 Sweden 2.1%
Switzerland 11.6%             Ireland 1.7%
Netherlands 10.7%             Portugal 1.0%
Spain 2.8%                    Belgium 0.6%

[END LINE CHART]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.     HSBC Holding Plc                       4.90%
  2.     Vodafone Group Plc                     3.93
  3.     BNP Paribas SA                         3.06
  4.     Royal Dutch Petroleum Co.              3.04
  5.     GalaxoSmithKline Plc                   2.88
  6.     Nestle SA (Registered Shares)          2.76
  7.     Royal Bank of Scotland Group Plc.      2.59
  8.     Nokia Oyj                              2.50
  9.     Total SA                               2.39
  10     BP Amoco Plc                           2.33

*This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $22.66       $19.40

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/1/02 - 10/31/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2003)

              Net Asset    Public Offering
Period          Value          Price*
 10 Years        6.41         5.78
 5 Years        -4.23        -5.35
 1 Year         16.80        10.11


  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

                                      Pioneer Europe Fund*     MSCI Europe Index

"10/93"                                       9425                   10000
                                             10926                   11124
"10/95"                                      12577                   12594
                                             14817                   14792
"10/97"                                      19009                   18637
                                             21767                   22935
"10/99"                                      23728                   25808
                                             25348                   26051
"10/01"                                      17685                   20100
                                             15015                   17307
"10/03"                                      17538                   21491

[END MOUNTAIN CHART]

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $20.85       $18.04

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/1/02 - 10/31/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2003)

                      If          If
Period               Held      Redeemed*
 Life-of-Class
 (4/4/94)            5.31%       5.31%
 5 Years            -5.13       -5.31
 1 Year             15.58       11.58

   All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

[BEGINNING MOUNTAIN CHART]

Value of $10,000+ Investment

                                      Pioneer Europe Fund*     MSCI Europe Index

"4/94"                                       10000                   10000
                                             10539                   10309
"10/95"                                      12060                   11672
                                             14089                   13709
"10/97"                                      17493                   17272
                                             20367                   21256
"10/99"                                      22021                   23919
                                             23322                   24143
"10/01"                                      16106                   18628
                                             13545                   16040
"10/03"                                      15655                   19917

[END MOUNTAIN CHART]

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $20.79       $17.98

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/1/02 - 10/31/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns
(As of October 31, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (1/31/96)            3.14%        3.01%
 5 Years             -5.10        -5.29
 1 Year              15.63        14.48

  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

                                      Pioneer Europe Fund*     MSCI Europe Index

"1/96"                                        9900                   10000
                                             11277                   11232
"10/97"                                      14375                   14151
                                             16345                   17414
"10/99"                                      17685                   19596
                                             18733                   19780
"10/01"                                      12947                   15262
                                             10883                   13142
"10/03"                                      12584                   16317

[END MOUNTAIN CHART]

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     4/1/03**
                          $22.67       $17.92

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(4/1/03 - 10/31/03)       Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns+
(As of October 31, 2003)

               If         If
Period        Held     Redeemed*
 10 Years      6.03      6.03
 5 Years      -4.37     -4.37
 1 Year       16.85     15.85


  All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of 1% CDSC. Shares sold within 18 months of purchase may be subject to CDSC.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment

                                      Pioneer Europe Fund*     MSCI Europe Index
"10/93"                                      10000                   10000
                                             11506                   11124
"10/95"                                      13177                   12594
                                             15412                   14792
"10/97"                                      19731                   18637
                                             22456                   22935
"10/99"                                      24287                   25808
                                             25951                   26051
"10/01"                                      18106                   20100
                                             15372                   17307
"10/03"                                      17964                   21491

[END MOUNTAIN CHART]

** Class R shares were first publicly offered on April 1, 2003.

+ Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/03                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 10/31/03     10/31/02
                          $23.40       $19.88

                          Net
Distributions per Share   Investment   Short-Term      Long-Term
(11/1/02 - 10/31/03)      Income       Capital Gains   Capital Gains
                          $   -        $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Europe Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index.

Average Annual Total Returns*
(As of October 31, 2003)

                       If           If
Period                Held       Redeemed
 Life-of-Class
 (7/2/98)             -6.07%       -6.07%
 5 Year               -3.67        -3.67
 1 Year               17.71        17.71

* All returns reflect reinvestment of distributions at net asset value.

[BEGINNING MOUNTAIN CHART]

Value of $10,000 Investment+

                                      Pioneer Europe Fund*     MSCI Europe Index
"7/98"                                       10000                   10000
                                              8458                    9064
"10/99"                                       9269                   10199
                                              9950                   10295
"10/01"                                       6973                    7943
                                              5960                    6840
"10/03"                                       7015                    8494

[END MOUNTAIN CHART]

+ Index comparison begins July 31, 1998. The Morgan Stanley Capital
  International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Europe Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03
--------------------------------------------------------------------------------

European stocks made strong gains during the 12 months ended October 31, 2003. Improving corporate fundamentals and rising investor optimism helped push stock prices higher. As the year progressed, however, investors turned increasingly to higher-risk stocks that outperformed during Pioneer Europe Fund's fiscal year. In the following interview, Stan Pearson, a member of the Fund's management team, discusses the equity market's recovery, its impact on your portfolio and his outlook for the months ahead.


Q:  What contributed to the rally in European markets?


A: Rising investor confidence in a nutshell. The rather swift conclusion of the war in Iraq last spring encouraged many investors to reallocate investments into stocks. Prior to that time, the heightened awareness of terrorism, the risks associated with potential war and rising energy prices had curbed investors' appetite for riskier investments. The more conservative tone meant that investors preferred higher-quality stocks to lower-quality or less proven equity investments. As the Fund's fiscal year progressed and geopolitical uncertainties eased, investors began to reassess their risk tolerance, focusing increasingly on higher-risk investments that had dramatically underperformed in the multi-year correction. Evidence of an economic recovery in the United States and the prospect of a U.S.-led global recovery further elevated prospects for European stocks.


Q:  How did the Fund perform in this more favorable environment?


A: The Fund turned in strong double-digit returns for its fiscal year. For the 12 months ended October 31, 2003, the Fund's Class A shares returned
    16.80% at net asset value. While the gains were considerable, the Fund underperformed the Morgan Stanley Capital International (MSCI) Europe Index, which posted a return of 24.16% for the same period. Several of the portfolio's more stable, high quality holdings, which had served the Fund so well during more uncertain times, lagged relatively riskier, lower-quality investments during the second half of the fiscal year. Investors perceived lower quality stocks as offering better value since they had not appreciated as strongly in the months preceding the rally. Incidentally, this realignment of investors' risk tolerance was also evident in the bond markets.

Pioneer Europe Fund
--------------------------------------------------------------------------------

Q:  Corporate earnings are improving. Are you encouraged?


A: Certainly. Several years of cost-cutting, debt reduction and restructuring have created more efficient, streamlined companies that are better positioned to profit from an improving economic outlook. The quality of corporate balance sheets has vastly improved.


    During the course of 2003, we've seen the global economy move out of a recession. The U.S. economy has led the way, but toward the end of the Fund's fiscal year, we began to see some tentative signs of an upturn in the Euro-zone. Business confidence in Germany, Europe's largest economy, showed a notable increase. Given businesses' improving assessment of their operating environment, we expect to see the re-emergence of growth in Germany and the rest of continental Europe.


Q: Has the Fund's strategy changed in response to the improving economic environment?


A: Despite the positive developments, we don't believe the answer lies in the portfolio's taking on a riskier profile. Rather, we think it's more prudent to remain focused on our bottom-up investment approach to stock selection, which is based on the individual merits of single companies. This approach is designed to uncover European companies with strong balance sheets, a competitive advantage in the market they operate, a well defined strategy and the ability to implement that strategy. Many times, we find high quality companies with stock prices that we think are undervalued and don't reflect the underlying companies' intrinsic value. As their value is recognized, prices should increase to reflect their future growth potential.


Q:  Could you mention some companies that support your strategy?


A: Given the changing demographics of an aging population throughout much of the world, demand for drugs is on the rise. Furthermore, stock price valuations in the health care sector are attractive, especially given that the sector is somewhat out of favor currently. In addition, we believe the markets have generally priced in the risks from generic competition on patented drugs and from pressure by governments to lower drug prices. Lastly, new, exciting drugs are on the horizon, which should contribute to

Pioneer Europe Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/03                             (continued)
--------------------------------------------------------------------------------

    future profits. On October 31, the Fund held large positions in AstraZeneca (United Kingdom) and Schering (Germany).


    In the capital goods sector, many companies have implemented considerable cost reduction strategies, which should contribute to improving profit margins. We think these more efficient, streamlined companies will be more likely to prosper as economic growth strengthens. In keeping with that thinking, we increased the Fund's exposure to German-based Siemens and Schneider during the fiscal year. The Fund's investments in the diversified financials sector also proved rewarding, particularly Deutsche Boerse (Germany) and ING Groep (Netherlands).


    In the technology sector, we believe companies are fully valued following the strong gains of the past year and have trimmed positions accordingly. Our decision to underweight the troubled insurance sector hurt the Fund during recent months. However, we remain confident in our decision to keep the Fund's exposure limited until we see improvement within the industry, which is still feeling the effects of low capital-adequacy ratios.


Q:  Was the strong euro a factor in the Fund's performance?


A: Yes. The euro's ongoing strength relative to the dollar played a favorable role in your Fund's performance. In fact, the dollar fell 14.5 percent against the euro for the 12 months that ended October 31, 2003. When the Fund's gains or losses in more expensive foreign currencies are converted back into a weaker U.S. dollar, the dollar-based returns become more favorable.


    During the reporting period, the strength of the euro versus the U.S. dollar raised some investor concerns regarding the prospects for European-export-related companies and their growth in the Euro-zone. The rise in the euro relative to the dollar makes European products more expensive in the United States and erodes the value of European companies' export sales. However, the assumption that the U.S.-led global recovery will create sufficient demand to compensate for the euro's strength served to ease such investor concerns.

Pioneer Europe Fund
--------------------------------------------------------------------------------

Q:  What is your outlook?


A: The upturn in the business cycle is creating a favorable investment environment for the earnings potential of European companies. Furthermore, corporate restructuring has contributed to a more solid overall position from which a sustained recovery in corporate profits can occur.


    We believe that equity valuations across Europe are not excessive and remain supported by historically high dividend yields. (A high dividend yield is usually indicative of a low stock price valuation; as a stock's price rises, its dividend yield decreases.) As the global economy continues to improve, we believe European equities offer further appreciation potential. We feel confident that our bottom-up investment approach is the most reliable way to take advantage of such growth opportunities going forward.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03
--------------------------------------------------------------------------------


  Shares                                                 Value
             PREFERRED STOCK - 1.0%
             Automobiles & Components - 1.0%
             Automobile Manufacturers - 1.0%
  3,303      Porsche AG Designs*                   $ 1,613,657
                                                   -----------
             TOTAL PREFERRED STOCK
             (Cost $951,737)                       $ 1,613,657
                                                   -----------
             COMMON STOCKS - 98.4%
             Energy - 10.9%
             Integrated Oil & Gas - 5.5%
575,762      BP Amoco Plc                          $ 3,985,831
160,888      Eni S.p.A.                              2,552,006
473,591      Shell Transport & Trading Co.           2,949,273
                                                   -----------
                                                   $ 9,487,110
                                                   -----------
             Oil & Gas Refining Marketing &
                Transportation - 5.4%
117,776      Royal Dutch Petroleum Co.             $ 5,216,371
 26,445      Total SA                                4,102,650
                                                   -----------
                                                   $ 9,319,021
                                                   -----------
             Total Energy                          $18,806,131
                                                   -----------
             Materials - 5.6%
             Commodity Chemicals - 0.9%
 35,420      BASF India Ltd.                       $ 1,620,970
                                                   -----------
             Construction Materials - 2.3%
 96,536      CRH Plc                               $ 1,732,882
 30,856      Lafarge SA                              2,205,514
                                                   -----------
                                                   $ 3,938,396
                                                   -----------
             Diversified Metals & Mining - 1.5%
 65,671      Rio Tinto Plc                         $ 1,593,540
 35,492      Sandvik AB                              1,054,315
                                                   -----------
                                                   $ 2,647,855
                                                   -----------
             Specialty Chemicals - 0.9%
 10,331      Air Liquide SA                        $ 1,528,418
                                                   -----------
             Total Materials                       $ 9,735,639
                                                   -----------
             Capital Goods - 6.3%
             Aerospace & Defense - 0.8%
113,663      Smiths Industries                     $ 1,349,074
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------

   Shares                                                      Value
              Construction & Engineering - 2.9%
  79,691      Grupo Dragados SA                          $ 1,624,690
  80,953      Compagnie de Saint Gobain                    3,408,862
                                                         -----------
                                                         $ 5,033,552
                                                         -----------
              Electrical Component & Equipment - 0.9%
  25,459      Schneider Electric SA*                     $ 1,487,409
                                                         -----------
              Industrial Machinery - 1.7%
  40,970      SKF AB*                                    $ 1,447,861
 266,724      Scottish Power Plc                           1,587,519
                                                         -----------
                                                         $ 3,035,380
                                                         -----------
              Total Capital Goods                        $10,905,415
                                                         -----------
              Commercial Services & Supplies - 2.1%
              Diversified Commercial Services - 2.1%
 883,298      Hays Plc                                   $ 1,827,329
  85,486      TNT Post Group NV                            1,840,045
                                                         -----------
                                                         $ 3,667,374
                                                         -----------
              Total Commercial Services & Supplies       $ 3,667,374
                                                         -----------
              Automobiles & Components - 1.1%
              Automobile Manufacturers - 1.1%
  46,414      Bayerische Motoren Werke AG                $ 1,858,051
                                                         -----------
              Total Automobiles & Components             $ 1,858,051
                                                         -----------
              Hotels, Restaurants & Leisure - 1.6%
              Restaurants - 1.6%
 241,297      Compass Group Plc                          $ 1,397,309
 114,010      GUS Plc                                      1,392,922
                                                         -----------
                                                         $ 2,790,231
                                                         -----------
              Total Hotels, Restaurants & Leisure        $ 2,790,231
                                                         -----------
              Media - 3.4%
              Advertising - 0.8%
  40,357      Publicis SA                                $ 1,259,681
                                                         -----------
              Broadcasting & Cable T.V. - 0.0%
     375      Antena 3 Television SA*                    $    12,227
                                                         -----------

   The accompanying notes are an integral part of these financial statements.
                                                                              13

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Publishing - 2.6%
 205,295      Elsevier NV                                $ 2,282,093
  32,786      VNU NV                                         996,734
  87,280      Wolters Kluwer NV*                           1,224,420
                                                         -----------
                                                         $ 4,503,247
                                                         -----------
              Total Media                                $ 5,775,155
                                                         -----------
              Retailing - 1.9%
              Department Stores - 1.2%
  49,893      Metro AG                                   $ 2,022,217
                                                         -----------
              Home Improvement Retail - 0.7%
  98,688      Wolseley                                   $ 1,208,235
                                                         -----------
              Total Retailing                            $ 3,230,452
                                                         -----------
              Food & Drug Retailing - 7.1%
              Food Retail - 7.1%
  36,961      Carrefour Supermarch                       $ 1,936,810
  21,540      Nestle SA (Registered Shares)                4,732,120
 220,780      Tomkins Plc                                  1,045,448
 750,328      Tesco Plc                                    3,015,430
  26,324      Unilever NV                                  1,526,338
                                                         -----------
                                                         $12,256,146
                                                         -----------
              Total Food & Drug Retailing                $12,256,146
                                                         -----------
              Food, Beverage & Tobacco - 2.5%
              Distillers & Vintners - 0.9%
 133,665      Diageo Plc                                 $ 1,572,993
                                                         -----------
              Tobacco - 1.6%
 232,357      British American Tobacco Plc               $ 2,811,250
                                                         -----------
              Total Food, Beverage & Tobacco             $ 4,384,243
                                                         -----------
              Health Care Equipment & Services - 1.3%
              Health Care Equipment - 1.3%
  24,310      Celesio AG*                                $ 1,014,929
  31,474      Getinge AB (B Shares)                        1,150,561
                                                         -----------
                                                         $ 2,165,490
                                                         -----------
              Total Health Care Equipment & Services     $ 2,165,490
                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------

   Shares                                                      Value
              Pharmaceuticals & Biotechnology - 11.7%
              Pharmaceuticals - 11.7%
  78,497      AstraZeneca Plc                            $ 3,699,060
 231,091      GlaxoSmithKline Plc                          4,929,619
  83,709      Novartis AG                                  3,183,851
  44,664      Roche Holdings AG                            3,687,930
  23,872      Sanofi-Synthelabo SA*                        1,475,020
  68,765      Schering AG                                  3,226,770
                                                         -----------
                                                         $20,202,250
                                                         -----------
              Total Pharmaceuticals & Biotechnology      $20,202,250
                                                         -----------
              Banks - 16.7%
              Diversified Banks - 16.7%
  77,239      Allied Irish Banks Plc                     $ 1,127,475
 388,377      Barclays Plc                                 3,276,395
 157,436      Banco Bilbao Vizcaya Argentaria SA           1,803,062
  99,903      BNP Paribas SA                               5,239,700
  68,932      Credit Agricole SA*                          1,461,332
  57,131      CS Group                                     2,008,603
  66,887      Dexia*                                       1,050,872
 557,273      HSBC Holding Plc                             8,391,328
 164,862      Royal Bank of Scotland Group Plc             4,436,569
                                                         -----------
                                                         $28,795,336
                                                         -----------
              Total Banks                                $28,795,336
                                                         -----------
              Diversified Financials - 7.1%
              Diversified Financial Services - 7.1%
  45,593      Deutsche Boerse AG                         $ 2,530,922
  26,431      Deutsche Bank AG                             1,737,719
  32,840      Societe Generale AG                          2,434,969
  98,705      ING Groep NV                                 2,045,550
  58,324      UBS AG                                       3,573,748
                                                         -----------
                                                         $12,322,908
                                                         -----------
              Total Diversified Financials               $12,322,908
                                                         -----------
              Insurance - 4.2%
              Life & Health Insurance - 1.1%
 136,551      Aegon NV                                   $ 1,787,284
                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/03                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
              Multi-Line Insurance - 3.1%
  138,886     AXA SA                                           $  2,626,852
   21,627     Zurich Financial Services*                          2,763,472
                                                               ------------
                                                               $  5,390,324
                                                               ------------
              Total Insurance                                  $  7,177,608
                                                               ------------
              Technology Hardware & Equipment - 4.7%
              Semiconductors - 0.8%
   52,250     Philips Electronics NV                           $  1,405,972
                                                               ------------
              Communications Equipment - 2.5%
  252,449     Nokia Oyj                                        $  4,288,488
                                                               ------------
              Electronic Equipment & Instruments - 1.4%
   36,498     Siemens AG                                       $  2,447,859
                                                               ------------
              Total Technology Hardware & Equipment            $  8,142,319
                                                               ------------
              Telecommunication Services - 8.1%
              Integrated Telecommunications Services - 4.2%
  112,874     British Sky Broadcasting Plc*                    $  1,225,922
   40,465     France Telecom*                                       977,574
  201,038     Portugal Telecom SGPS SA                            1,686,576
  111,107     Telefonica SA                                       1,379,478
  242,058     Telecom Italia Mobile S.p.A.                        1,109,446
  304,857     Telecom Italia S.p.A.*                                794,149
                                                               ------------
                                                               $  7,173,145
                                                               ------------
              Wireless Telecommunications Services - 3.9%
3,213,197     Vodafone Group Plc                               $  6,729,054
                                                               ------------
              Total Telecommunication Services                 $ 13,902,199
                                                               ------------
              Utilities - 2.1%
              Electric Utilities - 2.1%
   48,974     E.On AG                                          $  2,461,747
  182,876     National Grid Transco Plc                           1,168,125
                                                               ------------
                                                               $  3,629,872
                                                               ------------
              Total Utilities                                  $  3,629,872
                                                               ------------
              TOTAL COMMON STOCKS
              (Cost $153,136,533)                              $169,746,819
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------

  Shares                                                      Value
             RIGHTS/WARRANTS - 0.0%
             Miscellaneous - 0.0%
  68,932     Credit Agricole SA (Rights)*              $     15,998
                                                       ------------
             TOTAL RIGHTS/WARRANTS
             (Cost $10,434)                            $     15,998
                                                       ------------
             TOTAL INVESTMENT IN SECURITIES - 99.4%
             (Cost $154,098,704) (a)(b)(c)             $171,376,474
                                                       ------------
             OTHER ASSETS AND LIABILITIES - 0.6%       $  1,113,498
                                                       ------------
             TOTAL NET ASSETS - 100.0%                 $172,489,972
                                                       ============


*    Non-income producing security.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:


United Kingdom                                            34.8%
France                                                    17.6
Germany                                                   12.0
Switzerland                                               11.6
Netherlands                                               10.7
Spain                                                      2.8
Italy                                                      2.6
Finland                                                    2.5
Sweden                                                     2.1
Ireland                                                    1.7
Portugal                                                   1.0
Belgium                                                    0.6
                                                          ----
 Total                                                   100.0%
                                                         =====


(b) At October 31, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $156,769,478 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                       $20,570,923
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                        (5,963,927)
                                                                     -----------
     Net unrealized gain                                             $14,606,996
                                                                     ===========

(c) At October 31, 2003, the Fund had a net capital loss carryforward of $70,123,211 of which the following amounts will expire between 2008 and 2011, if not utilized.
     $5,276,444 in 2008
     $27,419,760 in 2009
     $23,790,437 in 2010
     $13,636,570 in 2011

     Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2003 aggregated $89,240,438 and $119,140,030, respectively.


   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 10/31/03
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $154,098,704)               $171,376,474
   Cash                                                                    1,002,547
   Foreign currency, at value (cost $1,295)                                    1,295
   Receivables -
     Fund shares sold                                                        220,130
     Dividends, interest and foreign taxes withheld                          577,365
   Other                                                                       5,362
                                                                        -------------
       Total assets                                                     $173,183,173
                                                                        -------------
LIABILITIES:
   Payables -
     Fund shares repurchased                                            $    189,630
   Due to affiliates                                                         336,321
   Accrued expenses                                                          167,250
                                                                        -------------
       Total liabilities                                                $    693,201
                                                                        -------------
NET ASSETS:
   Paid-in capital                                                      $227,479,112
   Accumulated undistributed net investment income                           472,241
   Accumulated net realized loss on investments, futures
     contracts, and foreign currency transactions                        (72,793,985)
   Net unrealized gain on investments                                     17,277,770
   Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           54,834
                                                                        -------------
       Total net assets                                                 $172,489,972
                                                                        =============

NET ASSET VALUE PER SHARE:
   Class A (based on $112,159,701/4,949,304 shares)                     $      22.66
                                                                        =============
   Class B (based on $46,358,155/2,223,708 shares)                      $      20.85
                                                                        =============
   Class C (based on $11,801,485/567,599 shares)                        $      20.79
                                                                        =============
   Class R (based on $632.66/27.902 shares)                             $      22.67
                                                                        =============
   Class Y (based on $2,169,998/92,735 shares)                          $      23.40
                                                                        =============
MAXIMUM OFFERING PRICE:
   Class A ($22.66 [divided by] 94.25%)                                 $      24.04
                                                                        =============
   Class C ($20.79 [divided by] 99.00%)                                 $      21.00
                                                                        =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $716,033)       $  4,673,867
  Interest                                                          51,948
                                                              ------------
       Total investment income                                                    $  4,725,815
                                                                                  ------------
EXPENSES:
  Management fees                                             $  1,729,369
  Transfer agent fees
     Class A                                                       600,932
     Class B                                                       389,672
     Class C                                                        90,563
     Class Y                                                            23
  Distribution fees
     Class A                                                       280,463
     Class B                                                       470,056
     Class C                                                       117,409
     Class R                                                             2
  Administrative Fees                                               27,146
  Custodian fees                                                    86,685
  Registration fees                                                 94,924
  Professional fees                                                 31,607
  Printing                                                          71,748
  Fees and expenses of nonaffiliated trustees                        7,709
  Miscellaneous                                                     19,273
                                                              ------------
       Total expenses                                                             $  4,017,581
       Less fees paid indirectly                                                        (8,973)
                                                                                  ------------
       Net expenses                                                               $  4,008,608
                                                                                  ------------
         Net investment income                                                    $    717,207
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                              $(13,001,885)
     Futures contracts                                              77,226
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies          (244,966)       $(13,169,625)
                                                              ------------        ------------
  Change in net unrealized gain (loss) from:
     Investments                                              $ 39,950,585
     Futures contracts                                            (305,156)
     Other assets and liabilities denominated in
       foreign currencies                                          (29,972)       $ 39,615,457
                                                              ------------        ------------
     Net gain on investments, futures contracts and
       foreign currency transactions                                              $ 26,445,832
                                                                                  ------------
     Net increase in net assets resulting from operations                         $ 27,163,039
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02, respectively


                                                             Year Ended         Year Ended
                                                              10/31/03           10/31/02
FROM OPERATIONS:
Net investment income (loss)                              $    717,207       $   (448,297)
Net realized loss on investments, futures contracts
  and foreign currency transactions                        (13,169,625)       (25,082,839)
Change in net unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions       39,615,457         (5,397,104)
                                                          ------------       ------------
  Net increase (decrease) in net assets resulting
     from operations                                      $ 27,163,039       $(30,928,240)
                                                          ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $189,080,988       $198,272,236
Cost of shares repurchased                                (226,348,321)      (258,730,533)
                                                          ------------       ------------
  Net decrease in net assets resulting from fund
     share transactions                                   $(37,267,333)      $(60,458,297)
                                                          ------------       ------------
  Net increase (decrease) in net assets                   $ 10,104,294       $(91,386,537)

NET ASSETS:
Beginning year                                             182,594,266        273,980,803
                                                          ------------       ------------
End of year (including accumulated undistributed
  net investment income of $472,241 and $0,
  respectively)                                           $172,489,972       $182,594,266
                                                          ============       ============



   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
For the Years Ended 10/31/03 and 10/31/02, respectively

                                 '03 Shares         '03 Amount         '02 Shares         '02 Amount
CLASS A
Shares sold                       8,641,097     $167,590,556            7,647,990     $161,453,853
Less shares repurchased          (9,673,429)    (190,142,083)          (9,000,673)    (194,461,375)
                                 ----------     ------------           ----------     ------------
  Net decrease                   (1,032,332)    $(22,551,527)          (1,352,683)    $(33,007,522)
                                 ==========     ============           ==========     ============

CLASS B
Shares sold                         185,386     $  3,518,231              438,959     $  9,257,799
Less shares repurchased            (844,268)     (15,582,369)          (1,428,876)     (29,996,573)
                                 ----------     ------------           ----------     ------------
  Net decrease                     (658,882)    $(12,064,138)            (989,917)    $(20,738,774)
                                 ==========     ============           ==========     ============

CLASS C
Shares sold                         943,312     $ 17,383,577              524,672     $ 10,712,190
Less shares repurchased          (1,063,578)     (19,709,696)            (841,956)     (17,464,179)
                                 ----------     ------------           ----------     ------------
  Net decrease                     (120,266)    $ (2,326,119)            (317,284)    $ (6,751,989)
                                 ==========     ============           ==========     ============

CLASS R*
Shares sold                              28     $        500
Less shares repurchased                   -                -
                                 ----------     ------------
  Net increase                           28     $        500
                                 ==========     ============
CLASS Y
Shares sold                          30,059     $    588,124              845,869     $ 16,848,394
Less shares repurchased             (46,183)        (914,173)            (815,867)     (16,808,406)
                                 ----------     ------------           ----------     ------------
  Net increase (decrease)           (16,124)    $   (326,049)              30,002     $     39,988
                                 ==========     ============           ==========     ============

*Class R shares were first publicly offered on April 1,2003.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                Year Ended   Year Ended
CLASS A                                                          10/31/03     10/31/02
Net asset value, beginning of period                             $  19.40    $   22.85
                                                                 --------    ---------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.17    $    0.06
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions               3.09        (3.51)
                                                                 --------    ---------
   Net increase (decrease) from investment operations            $   3.26    $   (3.45)
Distributions to shareowners:
 Net investment income                                                  -            -
 Net realized gain                                                      -            -
                                                                 --------    ---------
Net increase (decrease) in net asset value                       $   3.26    $   (3.45)
                                                                 --------    ---------
Net asset value, end of period                                   $  22.66    $   19.40
                                                                 ========    =========
Total return*                                                       16.80%      (15.10)%
Ratio of net expenses to average net assets+                         1.98%        1.89%
Ratio of net investment income (loss) to average net assets+         0.76%        0.14%
Portfolio turnover rate                                                53%          38%
Net assets, end of period (in thousands)                         $112,160      116,051
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                      1.98%        1.89%
   Net investment income (loss)                                      0.76%        0.14%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
   Net expenses                                                      1.98%        1.89%
   Net investment income (loss)                                      0.76%        0.14%



                              FINANCIAL HIGHLIGHTS
                              Pioneer Europe Fund
                                       22
                                                                 Year Ended     Year Ended     Year Ended
CLASS A                                                           10/31/01       10/31/00       10/31/99
Net asset value, beginning of period                             $  32.75       $   31.71       $  29.87
                                                                 --------       ---------       --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.07       $   (0.15)      $   0.12
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions              (9.97)           2.30           2.54
                                                                 --------       ---------       --------
   Net increase (decrease) from investment operations            $  (9.90)      $    2.15       $   2.66
Distributions to shareowners:
 Net investment income                                                  -           (0.00)(a)      (0.09)
 Net realized gain                                                      -           (1.11)         (0.73)
                                                                 --------       ---------       --------
Net increase (decrease) in net asset value                       $  (9.90)      $    1.04       $   1.84
                                                                 --------       ---------       --------
Net asset value, end of period                                   $  22.85       $   32.75       $  31.71
                                                                 ========       =========       ========
Total return*                                                      (30.23)%          6.83%          9.01%
Ratio of net expenses to average net assets+                         1.76%           1.54%          1.63%
Ratio of net investment income (loss) to average net assets+        (0.07)%         (0.39)%         0.29%
Portfolio turnover rate                                               116%             46%            60%
Net assets, end of period (in thousands)                         $167,568       $ 314,781       $268,446
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                      1.76%           1.54%          1.63%
   Net investment income (loss)                                     (0.07)%         (0.39)%         0.29%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
   Net expenses                                                      1.74%           1.52%          1.62%
   Net investment income (loss)                                     (0.05)%         (0.37)%         0.30%

(a)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
CLASS B                                                       10/31/03     10/31/02     10/31/01      10/31/00     10/31/99
Net asset value, beginning of period                          $ 18.04      $  21.45     $  31.06      $ 30.38      $ 28.79
                                                              -------      --------     --------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.06)     $  (0.40)    $  (0.38)     $ (0.40)     $ (0.18)
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions           2.87         (3.01)       (9.23)        2.19         2.50
                                                              -------      --------     --------      -------      -------
   Net increase (decrease) from investment operations         $  2.81      $  (3.41)    $  (9.61)     $  1.79      $  2.32
Distributions to shareowners:
 Net realized gain                                                  -             -            -        (1.11)       (0.73)
                                                              -------      --------     --------      -------      -------
Net increase (decrease) in net asset value                    $  2.81      $  (3.41)    $  (9.61)     $  0.68      $  1.59
                                                              -------      --------     --------      -------      -------
Net asset value, end of period                                $ 20.85      $  18.04     $  21.45      $ 31.06      $ 30.38
                                                              =======      ========     ========      =======      =======
Total return*                                                   15.58%       (15.90)%     (30.94)%       5.90%        8.12%
Ratio of net expenses to average net assets+                     3.02%         2.81%        2.64%        2.37%        2.48%
Ratio of net investment loss to average net assets+             (0.31)%       (0.78)%      (0.94)%      (1.21)%      (0.52)%
Portfolio turnover rate                                            53%           38%         116%          46%          60%
Net assets, end of period (in thousands)                      $46,358      $ 52,009     $ 83,075      $150,436     $129,336
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                  3.02%         2.81%        2.64%        2.37%        2.48%
   Net investment loss                                          (0.31)%       (0.78)%      (0.94)%      (1.21)%      (0.52)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
   Net expenses                                                  3.01%         2.81%        2.63%        2.36%        2.47%
   Net investment loss                                          (0.30)%       (0.78)%      (0.93)%      (1.20)%      (0.51)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                       10/31/03     10/31/02     10/31/01     10/31/00     10/31/99
                                       24
Net asset value, beginning of period                          $ 17.98      $  21.39     $  30.95     $ 30.27      $ 28.67
                                                              -------      --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.05)     $  (0.45)    $  (0.44)    $ (0.39)     $ (0.13)
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions           2.86         (2.96)       (9.12)       2.18         2.46
                                                              -------      --------     --------     -------      -------
   Net increase (decrease) from investment operations         $  2.81      $  (3.41)    $  (9.56)    $  1.79      $  2.33
Distributions to shareowners:
 Net realized gain                                                  -             -            -       (1.11)       (0.73)
                                                              -------      --------     --------     -------      -------
Net increase (decrease) in net asset value                    $  2.81      $  (3.41)    $  (9.56)    $  0.68      $  1.60
                                                              -------      --------     --------     -------      -------
Net asset value, end of period                                $ 20.79      $  17.98     $  21.39     $ 30.95      $ 30.27
                                                              =======      ========     ========     =======      =======
Total return*                                                   15.63%       (15.94)%     (30.89)%      5.93%        8.19%
Ratio of net expenses to average net assets+                     2.97%         2.82%        2.60%       2.34%        2.42%
Ratio of net investment loss to average net assets+             (0.24)%       (0.80)%      (0.93)%     (1.19)%      (0.44)%
Portfolio turnover rate                                            53%           38%         116%         46%          60%
Net assets, end of period (in thousands)                      $11,801      $ 12,391     $ 21,503     $46,544      $43,559
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                  2.97%         2.82%        2.60%       2.34%        2.42%
   Net investment loss                                          (0.24)%       (0.80)%      (0.93)%     (1.19)%      (0.44)%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
   Net expenses                                                  2.96%         2.82%        2.58%       2.33%        2.40%
   Net investment loss                                          (0.23)%       (0.80)%      (0.91)%     (1.18)%      (0.42)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    4/1/03
                                                                      to
                                                                   10/31/03
CLASS R (a)
Net asset value, beginning of period                                $ 17.92
                                                                    -------
Increase from investment operations:
  Net investment income                                             $  0.18
  Net realized and unrealized gain on investments, futures
     contracts and foreign currency transactions                       4.57
                                                                    -------
     Net increase from investment operations                        $  4.75
                                                                    -------
Net increase in net asset value                                     $  4.75
                                                                    -------
Net asset value, end of period                                      $ 22.67
                                                                    =======
Total return*                                                         26.51%
Ratio of net expenses to average net assets+                           1.75%**
Ratio of net investment income to average net assets+                  1.46%**
Portfolio turnover rate                                                  53%
Net assets, end of period (in thousands)                            $     1
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
     Net expenses                                                      1.75%**
     Net investment income                                             1.46%**

(a)  Class R shares were first publicly offered on April 1, 2003.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized

+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Europe Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended     Year Ended     Year Ended
CLASS Y                                                          10/31/03    10/31/02     10/31/01      10/31/00(a)     10/31/99
Net asset value, beginning of period                            $  19.88    $   23.26    $   33.19      $   31.97       $ 29.90
                                                                --------    ---------    ---------      ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.33    $    0.11    $   (0.25)     $       -       $  0.35
 Net realized and unrealized gain (loss) on investments,
   futures contracts and foreign currency transactions              3.19        (3.49)       (9.68)          2.33          2.49
                                                                --------    ---------    ---------      ---------       -------
   Net increase (decrease) from investment operations           $   3.52    $   (3.38)   $   (9.93)     $    2.33       $  2.84
Distributions to shareowners:
 Net investment income                                                 -            -            -          (0.00)(b)     (0.04)
 Net realized gain                                                     -            -            -          (1.11)        (0.73)
                                                                --------    ---------    ---------      ---------       -------
Net increase (decrease) in net asset value                      $   3.52    $   (3.38)   $   (9.93)     $    1.22       $  2.07
                                                                --------    ---------    ---------      ---------       -------
Net asset value, end of period                                  $  23.40    $   19.88    $   23.26      $   33.19       $ 31.97
                                                                ========    =========    =========      =========       =======
Total return*                                                      17.71%      (14.53)%     (29.92)%         7.35%         9.59%
Ratio of net expenses to average net assets+                        1.20%        1.19%        1.20%          1.08%         1.12%
Ratio of net investment income (loss) to average net assets+        1.52%        0.87%        0.53%         (0.01)%        0.90%
Portfolio turnover rate                                               53%          38%         116%            46%           60%
Net assets, end of period (in thousands)                        $  2,170    $   2,164    $   1,834      $   2,953       $ 6,252
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
   Net expenses                                                     1.20%        1.19%        1.20%          1.08%         1.12%
   Net investment income (loss)                                     1.52%        0.87%        0.53%         (0.01)%        0.90%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
   Net expenses                                                     1.20%        1.16%        1.19%          1.07%         1.12%
   Net investment income                                            1.52%        0.90%        0.54%          0.00%         0.90%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                               (continued)
--------------------------------------------------------------------------------

    of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund

Pioneer Europe Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 2003, the Fund had no outstanding portfolio or settlement hedges.


D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. As of October 31, 2003, the Fund had no open futures contracts.


E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                               (continued)
--------------------------------------------------------------------------------

    transactions, or from paid-in capital, depending on the type of book/ tax differences that may exist.

    There were no distributions paid during the years ended October 31, 2003 and 2002, respectively.

    The following shows components of distributable earnings on a federal income tax basis at October 31, 2003.

------------------------------------------------------------
                                                2003
------------------------------------------------------------
  Undistributed ordinary income           $    472,241
  Capital loss carryforward                (70,123,211)
  Unrealized appreciation                   14,661,830
                                          ------------
    Total                                 $(54,989,140)
                                          ============

------------------------------------------------------------


    The difference between book basis and tax-basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

    At October 31, 2003, The Fund reclassified $244,966 to decrease accumulated net realized loss on investments, futures contracts and foreign currency transactions and $244,966 to decrease accumulated undistributed net investment income. This reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $17,009 in underwriting commissions on the sale of Fund shares during the year ended October 31,2003.


G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Investment Management Shareholder Services (PIMSS), for its services, which are

Pioneer Europe Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C, Class Y and Class R shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2003, $156,127 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $105,020 in transfer agent fees payable to PIMSS at October 31, 2003.

4. Distribution and Service Plans
The Fund adopted Plans of Distribution with respect to Class A, Class B, Class C, and Class R shares (Class A Plan, Class B Plan, Class C Plan and Class R
Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance

Pioneer Europe Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/03                               (continued)
--------------------------------------------------------------------------------

activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $75,174 in distribution fees payable to PFD at October 31, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2003, CDSCs in the amount of $193,442 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For year ended October 31, 2003, the Fund's expenses were reduced by $8,973 under such arrangements.

Pioneer Europe Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.  Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2003, the Fund had no borrowings under this agreement.


7.  Tax Information (Unaudited)

For the fiscal year ended October 31, 2003, the Fund has elected to pass through foreign taxes credits of $716,033.

Pioneer Europe Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Europe Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Europe Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report, dated December 7, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2003

Pioneer Europe Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available at pioneerfunds.com.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
John F. Cogan, Jr. (77)*        Chairman of the Board,         Serves until a successor trustee is
                                Trustee and President          elected or earlier retirement or removal.


*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.

=========================================================================================================
Osbert M. Hood (51)**           Trustee and                    Since June, 2003
                                Executive Vice President       Serves until a successor trustee is
                                                               elected or earlier retirement or removal.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Positions Held With the Fund   Term of Office and Length of Service
 Mary K. Bush (55)              Trustee                        Since 1997.
 3509 Woodbine Street,                                         Serves until a successor trustee is
 Chevy Chase, MD 20815                                         elected or earlier retirement or removal.

=========================================================================================================
 Richard H. Egdahl, M.D. (76)   Trustee                        Since 1992.
 Boston University Healthcare                                  Serves until a successor trustee is
 Entrepreneurship Program,                                     elected or earlier retirement or removal.
 53 Bay State Road,
 Boston, MA 02215

=========================================================================================================

--------------------------------------------------------------------------------
Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 Deputy Chairman and a Director of Pioneer Global             Director of Harbor Global Company,
 Asset Management S.p.A. ("PGAM"); Non-Executive              Ltd.
 Chairman and a Director of Pioneer Investment
 Management USA Inc. ("PIM-USA"); Chairman and a
 Director of Pioneer; Director of Pioneer Alternative
 Investment Management Limited (Dublin); President
 and a Director of Pioneer Alternative Investment
 Management (Bermuda) Limited and affiliated funds;
 President and Director of Pioneer Funds Distributor, Inc.
 ("PFD"); President of all of the Pioneer Funds; and Of
 Counsel (since 2000, partner prior to 2000), Hale and
 Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

========================================================================================================
 President and Chief Executive Officer, PIM-USA since         None
 May, 2003 (Director since January, 2001); President
 and Director of Pioneer since May, 2003; Chairman
 and Director of Pioneer Investment Management
 Shareholder Services, Inc. ("PIMSS") since May, 2003;
 Executive Vice President of all of the Pioneer Funds
 since June, 2003; Executive Vice President and Chief
 Operating Officer of PIM-USA, November 2000 to May
 2003; Executive Vice President, Chief Financial Officer
 and Treasurer, John Hancock Advisers, L.L.C., Boston,
 MA, November 1999 to November 2000; Senior Vice
 President and Chief Financial Officer, John Hancock
 Advisers, L.L.C., April 1997 to November 1999

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 President, Bush International (international financial       Director of Brady Corporation
 advisory firm)                                               (industrial identification and
                                                              specialty coated material products
                                                              manufacturer), Millennium Chemicals,
                                                              Inc. (commodity chemicals), Mortgage
                                                              Guaranty Insurance Corporation, and
                                                              R.J. Reynolds Tobacco Holdings, Inc.
                                                               (tobacco)
=========================================================================================================

 Alexander Graham Bell Professor of Health Care               None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of Surgery,
 Boston University School of Medicine; and University
 Professor, Boston University
=========================================================================================================

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


Name, Age and Address         Positions Held With the Fund   Term of Office and Length of Service
 Margaret B.W. Graham (56)    Trustee                        Since 1990.
 1001 Sherbrooke Street West,                                Serves until a successor trustee is
 Montreal, Quebec, Canada                                    elected or earlier retirement or removal.
 H3A 1G5
======================================================================================================
 Marguerite A. Piret (55)     Trustee                        Since 1990.
 One Boston Place, 28th Floor,                               Serves until a successor trustee is
 Boston, MA 02108                                            elected or earlier retirement or removal.
======================================================================================================
 Stephen K. West (75)         Trustee                        Since 1993.
 125 Broad Street,                                           Serves until a successor trustee is
 New York, NY 10004                                          elected or earlier retirement or removal.
======================================================================================================
 John Winthrop (47)           Trustee                        Since 1990.
 One North Adgers Wharf,                                     Serves until a successor trustee is
 Charleston, SC 29401                                        elected or earlier retirement or removal.

-----------------------------------------------------------------------------
FUND OFFICERS
-----------------------------------------------------------------------------

Name and Age                  Positions Held With the Fund   Term of Office and Length of Service
 Dorothy E. Bourassa (55)     Secretary                      Serves at the discretion of board.




=========================================================================================================
 Christopher J. Kelley (38)   Assistant Secretary            Serves at the discretion of board.




=========================================================================================================
 David C. Phelan (46)         Assistant Secretary            Serves at the discretion of board.

=========================================================================================================
 Vincent Nave (58)            Treasurer                      Serves at the discretion of board.

=========================================================================================================
 Luis I. Presutti (38)        Assistant Treasurer            Serves at the discretion of board.


=========================================================================================================

--------------------------------------------------------------------------------

                                                                Other Directorships Held by
Principal Occupation During Past Five Years                     this Trustee
 Founding Director, The Winthrop Group, Inc. (consulting        None
 firm); Professor of Management, Faculty of Management,
 McGill University

=========================================================================================================
 President and Chief Executive Officer, Newbury, Piret &        None
 Company, Inc. (investment banking firm)
=========================================================================================================
 Senior Counsel, Sullivan & Cromwell (law firm)                 Director, The Swiss Helvetia Fund,
                                                                Inc. (closed-end investment
                                                                company) and AMVESCAP PLC
                                                                (investment managers)
=========================================================================================================
 President, John Winthrop & Co., Inc.                           None
 (private investment firm)

=========================================================================================================

                                                                Other Directorships Held by this
Principal Occupation During Past Five Years                     Officer
 Secretary of PIM-USA: Senior Vice President-Legal of           None
 Pioneer; and Secretary/Clerk of most of PIM-USA's
 subsidiaries since October 2000; Secretary of all of the
 Pioneer Funds since September 2003 (Assistant
 Secretary from November 2000 to September 2003);
 and Senior Counsel, Assistant Vice President and Director
 of Compliance of PIM-USA from April 1998 through
 October 2000
=========================================================================================================
 Assistant Vice President and Senior Counsel of Pioneer         None
 since July 2002; Vice President and Senior Counsel of
 BISYS Fund Services, Inc. (April 2001 to June 2002);
 Senior Vice President and Deputy General Counsel of
 Funds Distributor, Inc. (July 2000 to April 2001; Vice
 President and Associate General Counsel from July 1996
 to July 2000); Assistant Secretary of all of the Pioneer
 Funds since September 2003
=========================================================================================================
 Partner, Hale and Dorr LLP; Assistant Secretary of all of      None
 Pioneer Funds since September 2003
=========================================================================================================
 Vice President-Fund Accounting, Administration and Custody     None
 Services of Pioneer (Manager from September 1996 to
 February 1999); and Treasurer of all of the Pioneer Funds
 (Assistant Treasurer from June 1999 to November 2000)
=========================================================================================================
 Assistant Vice President-Fund Accounting, Administration       None
 and Custody Services of Pioneer (Fund Accounting Manager
 from 1994 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000
=========================================================================================================

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name and Age                   Positions Held With the Fund   Term of Office and Length of Service
 Gary Sullivan (45)            Assistant Treasurer            Serves at the discretion of board.


=========================================================================================================

 Katherine Kim Sullivan (29)   Assistant Treasurer            Serves at the discretion of board.







=========================================================================================================

--------------------------------------------------------------------------------

                                                                Other Directorships Held by this
Principal Occupation During Past Five Years                     Officer
 Fund Accounting Manager-Fund Accounting, Administration        None
 and Custody Services of Pioneer; and Assistant Treasurer of
 all of the Pioneer Funds since May 2002
=========================================================================================================
 Fund Administration Manager-Fund Accounting,                   None
 Administration and Custody Services since June 2003;
 Assistant Vice President-Mutual Fund Operations of
 State Street Corporation from June 2002 to June 2003
 (formerly Deutsche Bank Asset Management); Pioneer
 Fund Accounting, Administration and Custody Services
 (Fund Accounting Manager from August 1999 to May 2002,
 Fund Accounting Supervisor from 1997 to July 1999);
 Assistant Treasurer of all of the Pioneer Funds since
 September 2003
=========================================================================================================

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.


6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Accounts (IRAs)

Traditional IRA*

For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.


SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

 Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------

403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.


SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.


Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.


Age-Based Profit Sharing Plan

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.


Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.


Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.




Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


     Call us for:


     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292


     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321


     Retirement plans information                               1-800-622-0176


     Telecommunications Device for the Deaf (TDD)               1-800-225-1997


     Write to us:


     PIMSS, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014


     Our toll-free fax                                          1-800-225-4240


     Our internet e-mail address                          ask.pioneer@piog.com
     (for general questions about Pioneer only)


     Visit our web site:                                  www.pioneerfunds.com


     This report must be preceded or accompanied by a current
     Fund prospectus.

Pioneer Investment Management, Inc.                               14479-00-1203
60 State Street                 (Copyright) 2003 Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109     Underwriter of Pioneer mutual funds, Member SIPC
www.pioneerfunds.com

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Europe Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December XX, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December XX, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date December XX, 2003

* Print the name and title of each signing officer under his or her signature.